[ACTEL LOGO OMITTED]

                                ACTEL CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To be held on May 22, 1998

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Actel Corporation, a California corporation (the "Company"), will be held on May 22, 1998, at 9:00 a.m., local time, at the principal executive offices of the Company, located at 955 East Arques Avenue, Sunnyvale, California 94086, for the following purposes:

          1. To elect directors to serve until the next Annual Meeting of Shareholders and until their successors are elected.

          2. To approve a change in the Company's state of incorporation from California to Nevada by means of a merger of the Company into a wholly-owned Nevada subsidiary.

          3. To approve amendments to the Company's Articles of Incorporation increasing the number of authorized shares of Common Stock by 25,000,000, bringing the total number of authorized shares of capital stock to 60,000,000.

          4.   To  approve  amendments  to the  Company's  1993  Employee  Stock
     Purchase Plan ("ESPP") increasing the number of shares of Common Stock reserved for issuance under the ESPP by 1,869,680, bringing the total number of shares available for issuance under the ESPP to 2,124,329 (which is equal to 10% of the shares of the Company's Common Stock that were issued and outstanding at the close of business on March 23, 1998).

          5. To approve amendments to the Company's 1993 Directors' Stock Option Plan ("Director Plan") increasing the number of shares of Common Stock reserved for issuance under the Director Plan (i) in 1998 by 30,000, bringing the total number of shares available for issuance under the Director Plan to 100,000, and (ii) on the first day of each subsequent fiscal year during the term of the Director Plan by (x) 100,000 less (y) the number of shares available for issuance under the Director Plan on the last day of the immediately preceding fiscal year.

          6. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending January 3, 1999.

          7. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only shareholders of record at the close of business on March 23, 1998, are entitled to notice of and to vote at the Annual Meeting.

     All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to sign and return the enclosed Proxy as promptly as possible in the postage-prepaid, self-addressed envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if such shareholder has returned a proxy.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              David L. Van De Hey
                                              Secretary
Sunnyvale, California
March 27, 1998



                                ACTEL CORPORATION

                     --------------------------------------

                               PROXY STATEMENT FOR

                       1998 ANNUAL MEETING OF SHAREHOLDERS


     The enclosed Proxy is solicited on behalf of the Board of Directors of Actel Corporation, a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Friday, May 22, 1998, at 9:00 a.m., local time, and at any adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the principal executive offices of the Company, which are located at 955 East Arques Avenue, Sunnyvale, California 94086. The Company's telephone number at that address is (408) 739-1010.

     These proxy solicitation materials were mailed on or about April 11, 1998, to all shareholders entitled to vote at the Annual Meeting.


                 INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date

     Holders of record of the Company's Common Stock at the close of business on March 23, 1998 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 21,243,290 shares of the Company's Common Stock were issued and outstanding.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (i) delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or (ii) attending the Annual Meeting and voting in person.

Voting and Solicitation

     On all matters, each shareholder is entitled to one vote for each share held.

     This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telefacsimile, or personal solicitation, without payment of additional compensation, by directors, officers, or regular employees of the Company.

Required Vote

     The quorum required to conduct business at the Annual Meeting or any adjournments thereof is a majority of the shares of Common Stock issued and outstanding on the Record Date. If a quorum is present, the five candidates receiving the highest number of affirmative votes shall be elected directors; votes against any candidate and votes withheld shall have no legal effect. The affirmative vote of a majority of the shares "entitled to vote" (whether or not represented at the Annual Meeting) shall be required to approve Proposal No. 2 (Nevada Reincorporation) and Proposal No. 3 (Approval of Amendments to Articles of Incorporation). The affirmative vote of a majority of the shares represented at the Annual Meeting and "entitled to vote" shall be required to approve Proposals No. 4 (Approval of Amendments to 1993 Employee Stock Purchase Plan) and No. 5 (Approval of Amendments to 1993 Directors' Stock Option Plan). On all other proposals set forth herein, the affirmative vote of the majority of the shares represented at the Annual Meeting and "voting" shall be the act of the shareholders.

     Although there is no definitive statutory or case law in California as to the proper treatment of abstentions and broker nonvotes, the Company believes that both abstentions and broker nonvotes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business. The Company also believes that neither abstentions nor broker nonvotes should be counted for purposes of determining the total number of shares represented and "voting" on each matter submitted to a vote of the shareholders. The Company further believes that abstentions should be counted, but that broker nonvotes should not be counted, for purposes of determining the total number of shares represented and "entitled to vote" on any matter. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions and broker nonvotes in the manner described in this paragraph.

Deadline for Receipt of Shareholder Proposals

     Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 1999 Annual Meeting of Shareholders must be received by the Company no later than December 10, 1998, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

Share Ownership

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock by each person who is known to the Company to have owned beneficially more than five percent of the outstanding shares of the Company's Common Stock as of the Record Date:

                                                                                     Amount and
                                                                                      Nature of
                                                                                     Beneficial        Percent of
                      Name and Address of Beneficial Owner                            Ownership         Class (1)
---------------------------------------------------------------------------------- ---------------- ----------------
FMR Corp........................................................................     1,381,800 (2)        6.5%
     80 Devonshire Street
     Boston, Massachusetts  02109

Mutual Management Corp..........................................................     1,075,100 (3)        5.1%
     388 Greenwich Street
     New York, New York  10013

Texas Instruments Incorporated..................................................     1,376,578 (4)        6.5%
     13500 North Central Expressway
     Dallas, Texas  75265

The Crabbe Huson Group, Inc.....................................................     2,674,400 (5)       12.6%
     121 SW Morrison, Suite 1400
     Portland, Oregon  97204

---------------------------------------

  (1) Calculated as a percentage of shares of Common Stock outstanding as of the Record Date.

  (2)    As  reported by the  beneficial  owner as of December  31,  1997,  in a
         Schedule 13G filed with the Securities and Exchange Commission ("SEC") and dated February 14, 1998, Fidelity Management & Research Corporation ("Fidelity Management"), a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, was the beneficial owner of 1,381,800 shares of Common Stock as a result of acting as an investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940 (the "Funds"). Edward C. Johnson 3d, FMR Corp., through its control of Fidelity Management, and the Funds each has sole power to dispose of the 1,381,800 shares owned by the Funds. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting the shares owned directly by the Funds, which power resides in the Funds' Boards of Trustees. Fidelity Management carries out the voting of shares under written guidelines established by the Funds' Boards of Trustees. Members of the Edward C. Johnson 3d family and trusts for their benefit are the predominant owners of Class B shares of common stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. Mr. Johnson 3d owns 12.0% and Abigail Johnson owns 24.5% of the aggregate outstanding voting stock of FMR Corp. Mr. Johnson 3d is Chairman of FMR Corp. and Abigail P. Johnson is a Director of FMR Corp. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp.

  (3)    As  reported by the  beneficial  owner as of December  31,  1997,  in a
         Schedule 13G filed with the SEC and dated February 6, 1998, Mutual Management Corp. ("MMC"), Salomon Smith Barney Holdings Inc. ("SSB Holdings"), and Travelers Group Inc. ("TRV") had shared voting power and shared dispositive power with respect to all of the shares of Common Stock beneficially owned. SSB Holdings is the sole stockholder of MMC, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. TRV is the sole stockholder of SSB Holdings. TRV and SSB Holdings disclaim beneficial ownership of all such shares for purposes of Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended.

  (4)    As reported  by the  beneficial  owner as of  September  3, 1997,  in a
         Schedule 13D filed with the SEC and dated September 11, 1997, the beneficial owner has sole voting power and sole dispositive power with respect to all of the shares of Common Stock beneficially owned.

  (5)    As  reported by the  beneficial  owner as of December  31,  1997,  in a
         Schedule 13G filed with the SEC and dated February 2, 1997, the beneficial owner, which is an investment adviser registered under
         Section 203 of the Investment Advisers Act of 1940, has shared voting power and shared dispositive power with respect to the 2,674,400 shares of Common Stock owned by approximately 59 of its clients.

                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

Nominees

     A board of five directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting and until a successor has been elected. Mr. Keith B. Geeslin, who has been a director of the Company since March 1990, chose not to stand for re-election.

     The Board of Directors recommends that shareholders vote "FOR" the nominees listed below:

                                                                                                          Director
                   Name of Nominee                       Age             Principal Occupation               Since
------------------------------------------------------- -----  ----------------------------------------- -----------
John C. East........................................     53    President and Chief Executive Officer         1988
                                                               Actel Corporation

Jos C. Henkens (1)(2)...............................     45    General Partner                               1988
                                                               Advanced Technology Ventures

Jacob S. Jacobsson..................................     44    President and Chief Executive Officer          --
                                                               SCS Corporation

Frederic N. Schwettmann (2).........................     58    Retired                                       1990

Robert G. Spencer (2)...............................     54    Principal                                     1989
                                                               The Spencer Group
---------------------------------------

  (1)    Member of Audit Committee.

  (2)    Member of Compensation Committee.

     Mr. East has served as President, Chief Executive Officer, and a director of the Company since December 1988. Mr. East also serves, at the Company's request, as a director of Adaptec, Inc. and SCS Corporation, a private company located in San Diego.

     Mr. Henkens has been a director of the Company since April 1988. He also served as a director of the Company from October 1985 to July 1986. Mr. Henkens has been a general partner of Advanced Technology Ventures, a venture capital firm, for the past ten years. Mr. Henkens also serves as a director of Accel Graphics, Inc., Credence Systems Corporation, Objectshare, Inc., and various private companies.

     Mr. Jacobsson has been nominated to serve as a director of the Company for the first time. He has been President, Chief Executive Officer, and a director of SCS Corporation, a privately-held, fabless semiconductor company in the Radio Frequency Identification area. Mr. Jacobsson also serves as a director of another private company.

     Mr. Schwettmann has been a director of the Company since April 1990. He is retired. Mr. Schwettmann was President, Chief Operating Officer, and a director of Read-Rite Corporation, the leading independent supplier of thin-film magnetic recording heads for Winchester disk drives, from May 1993 until September 1997. From June 1990 to May 1993, Mr. Schwettmann served on the Company's Board of Directors as the representative of Hewlett-Packard Company, where he was Vice President and General Manager of the Circuit Technologies Group. Mr. Schwettmann also serves as a director of SDL Incorporated.

     Mr. Spencer has been a director of the Company since February 1989. He has been the principal of The Spencer Group, a consulting firm, for the past five years.

     There is no family relationship between any director or executive officer of the Company and any other director or executive officer of the Company.

Board Meetings and Committees

     During the Company's 1997 fiscal year, which ended December 28, 1997, the Board of Directors held five meetings, the Board's Audit Committee held five meetings, and the Board's Compensation Committee held three meetings. No director attended fewer than 75% of the aggregate of (i) the number of meetings of regularly scheduled and special meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which he served.

     The Audit Committee, which currently consists of Messrs. Geeslin and Henkens, reviews the results and scope of the audit and other services provided by the Company's independent auditors. The Compensation Committee, which currently consists of Messrs. Henkens, Schwettmann, and Spencer, approves salary, benefit, and incentive compensation matters. The Board of Directors does not have a nominating committee or a committee performing the functions of a nominating committee.

Director Compensation

     Cash Compensation

     Directors who are not employees of the Company receive compensation for their services as directors at the rate of $1,500 per Board meeting attended and $1,000 per committee meeting attended. In addition, nonemployee directors receive an annual retainer of $12,000. Directors are reimbursed for reasonable out-of-pocket expenses incurred in the performance of their duties.

     1993 Directors' Stock Option Plan

     The Company's 1993 Directors' Stock Option Plan (the "Director Plan") provides for the grant of nonstatutory stock options to nonemployee directors of the Company. If the Company's nominees are elected, four of the Company's directors (Messrs. Henkens, Jacobsson, Schwettmann, and Spencer) will be eligible to receive option grants under the Director Plan. For a summary of the material terms of the Director Plan, as well as disclosure regarding the approximate dollar value and number of options to purchase shares that were allocated to directors under the Director Plan in the last fiscal year, see "PROPOSAL NO. 5 -- APPROVAL OF AMENDMENTS TO 1993 DIRECTORS' STOCK OPTION PLAN."

                    PROPOSAL NO. 2 -- NEVADA REINCORPORATION

Introduction

     For the reasons set forth below, the Board of Directors believe that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from California to Nevada (the "Proposed Reincorporation"). Shareholders are urged to read carefully the following sections of this Proxy Statement, including the exhibit, before voting on the Proposed Reincorporation. In this discussion of the Proposed Reincorporation, the term "Actel California" refers to the existing California corporation and the term "Actel Nevada" refers to the new Nevada corporation that is the proposed successor to Actel California.

     If approved, the change in the state of incorporation of the Company from California to Nevada will be effected by the Agreement and Plan of Merger by and between Actel California and Actel Nevada, a copy of which is attached hereto as Exhibit A (the "Merger Agreement"). Pursuant to the Merger Agreement, Actel California will merge with and in Actel Nevada, and Actel Nevada, under its current Articles of Incorporation, will continue as the surviving corporation. Each outstanding share of Actel California Common Stock will automatically be converted into one share of Actel Nevada Common Stock upon the effective date of the merger. Shareholders of Actel California will have no dissenters' rights of appraisal with respect to the Proposed Reincorporation. See "Significant Differences Between the Corporation Laws of California and Nevada - Appraisal Rights."

Principal Reasons for the Proposed Reincorporation

     Nevada follows a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. In the judgment of the Company's Board of Directors, the corporate laws of Nevada are less subject to volatility, and should be interpreted more predictably, than the corporate laws of California, which from time to time have been the subject of voter initiatives. The Company believes it can better protect the interests of its shareholders if the corporate law governing its activities is both more stable and predictable, on one hand, and permits greater flexibility, on the other hand. In addition, although many California corporations have in recent years reincorporated in Delaware, the cost of maintaining a corporation as a Nevada corporation is significantly less than for a Delaware corporation, and Nevada law provides much of the same stability, predictability, and flexibility as Delaware. Other corporations have also initially chosen Nevada for their state of incorporation or have subsequently changed their corporate domicile to Nevada in a manner similar to that proposed by the Company.

Antitakeover Implications

     Nevada, like many other states, permits a corporation to adopt a number of measures through amendment of the corporate charter or bylaws or otherwise, and provides default legal provisions that apply unless the corporation has affirmatively chosen to opt out, designed to reduce a corporation's vulnerability to unsolicited takeover attempts. For example, Sections 78.411 to
78.444 of the Nevada General Corporation Law restrict certain "combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder, unless the Board of Directors has approved either the business combination or the transaction by which the interested stockholder became an interested stockholder prior to the time such person became an interested person. Even after the three-year period, such combinations are restricted unless certain tests are satisfied.

     The Proposed Reincorporation is not being proposed in order to prevent such a change in control, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors, or take significant action that affects the Company. Actel Nevada intends to affirmatively "opt out" of those default legal provisions, such as Sections 78.411 to 78.444 of the Nevada General Corporation Law, that in its judgment are designed to have an antitakeover effect.

     In the discharge of its fiduciary obligations to its shareholders, the Board of Directors has evaluated the Company's vulnerability to potential unsolicited bidders. In the course of such evaluation, the Board of Directors of the Company has considered, or may consider again in the future, certain defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the adoption of a shareholder rights plan; severance agreements for its management and key employees that become effective upon the occurrence of a change in control of the Company; and the authorization of preferred stock, the rights and preferences of which are determined by the Board of Directors.

     Certain effects of the Proposed Reincorporation may be considered to have antitakeover implications simply by virtue of the Company being subject to Nevada law. For example, in responding to an unsolicited bidder, the Nevada General Corporation Law authorizes directors to consider not only the interests of stockholders, but also the interests of employees, suppliers, creditors, customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. For a discussion of these and other differences between the laws of California and Nevada, see "Significant Differences Between the Corporation Laws of California and Nevada" below.

     Despite  the  belief  of the  Board  of  Directors  as to the  benefits  to shareholders of the Proposed Reincorporation, such proposal may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt that is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then-current market value or over their cost basis in such shares. In addition, to the extent that the provisions of Nevada law enable the Board of Directors to resist a takeover or a change in control of the Company, they could make it more difficult to change the existing Board of Directors and management.

No Change in the Board Members, Business, Management, or Location of Principal Facilities of the Company; Certain Changes to Name and to Employee Plans

     The Proposed Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, certain of which are described in this Proxy Statement. The Proposed Reincorporation will not result in any change in the business, management, fiscal year, assets or liabilities, or location of the principal facilities of the Company. The five directors who are the directors of Actel California will continue as the directors of Actel Nevada. All employee benefit and stock option plans of Actel California, including the 1986 Incentive Stock Option Plan, the 1993 Employee Stock Purchase Plan, the 1993 Directors' Stock Option Plan, and the 1995 Employee and Consultant Stock Plan, will be continued by Actel Nevada and each outstanding option to purchase shares of Actel California stock will automatically be converted into an option to purchase an equivalent number of shares of Actel Nevada stock on the same terms and subject to the same conditions. The name of the Company will remain Actel Corporation.

The Charter and Bylaws of Actel California and Actel Nevada

     The provisions of the Actel Nevada Articles of Incorporation are similar to those of the Actel California Articles of Incorporation in most respects. The material changes that have been made in the Actel Nevada Articles of Incorporation as compared with the Actel California Articles of Incorporation are described below in this section or under "Significant Differences Between the Corporation Laws of California and Nevada."

     Authorized Stock

     The Articles of Incorporation of Actel California authorize 35,000,000 shares of capital stock, $.001 par value, of which 30,000,000 shares are designated Common Stock and 5,000,000 shares are designated Preferred Stock. The Articles of Incorporation of Actel Nevada authorize 35,000,000 shares of capital stock, $.001 par value, of which 30,000,000 shares are designated Common Stock and 5,000,000 shares are designated Preferred Stock. If "PROPOSAL NO. 2 -- APPROVAL OF AMENDMENTS TO ARTICLES OF INCORPORATION" is approved, the Articles of Incorporation of Actel Nevada will be amended to authorize 60,000,000 shares of capital stock, $.001 par value, of which 55,000,000 shares will be designated Common Stock and 5,000,000 shares will be designated Preferred Stock.

     Indemnification

     The indemnification provisions of Actel California's Articles of Incorporation and Bylaws are substantially similar to those of the Articles of Incorporation and Bylaws of Actel Nevada, though Actel Nevada has placed certain of these provisions in the Articles of Incorporation rather than in the Bylaws. These provisions in Actel Nevada's Articles of Incorporation state that the Company shall indemnify directors and officers in connection with any action, suit, or proceeding to the fullest extent permitted by law for acts as directors or officers (of Actel Nevada or of a predecessor to Actel Nevada, or as a director, officer, employee, or agent of another enterprise at the request of the Company), and that the Company shall advance the expenses of directors and officers in advance of the final disposition of any action, suit, or proceeding upon receipt of an undertaking by the director or officer to repay the amount advanced if a court ultimately determines that the director or officer is not entitled to indemnification. Similar provisions also appear in the Bylaws of both Actel California and Actel Nevada.

     While the Bylaws of both Actel California and Actel Nevada permit the Company to obtain insurance on behalf of directors, officers, employees, and agents, Actel Nevada's Bylaws also permit the Company to make other financial arrangements on behalf of any such person for any liabilities or expenses incurred in such capacity. See "Significant Differences Between the Corporation Laws of California and Nevada" below.

     Monetary Liability of Directors

     The Articles of Incorporation of Actel California and Actel Nevada both provide for the elimination or limitation of personal monetary liability of directors to the fullest extent permissible under the laws of each corporation's respective state of incorporation. The laws of Nevada and Actel Nevada's Articles of Incorporation also permit the elimination or limitation of the liability of officers of the Company. Nevada permits liability to be limited to a greater extent than does California law. See "Significant Differences Between the Corporation Laws of California and Nevada" below.

Significant Differences Between the Corporation Laws of California and Nevada

     The General Corporation Laws of California and Nevada differ in many respects. It is not practical to summarize all differences in this Proxy Statement, but the principal differences that could materially affect the rights of shareholders are discussed below.

     Appraisal Rights

     Under both California and Nevada law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

     Under Nevada law, dissenters' (or appraisal) rights are not available in a merger or share exchange if the shares held by the stockholders prior to the share exchange or merger were either listed on a national securities exchange or held by at least 2,000 stockholders of record, unless the articles of incorporation of the corporation provide for dissenters' rights or the stockholders are required to accept under the plan of merger or share exchange anything other than cash, shares of the surviving corporation, shares of a publicly traded or widely held corporation, or a combination of these.

     The limitations on the availability of appraisal rights under California law are different from those under Nevada law. Shareholders of a California corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System generally do not have such appraisal rights unless the holders of at least five percent of the class of outstanding shares claim the right or unless the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case under the Proposed Reincorporation). Appraisal or dissenters' rights are, therefore, not available to shareholders of Actel California with respect to the Proposed Reincorporation.

     Business Combinations

     In the last several years, a number of states, including Nevada, have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant stockholders, more difficult.

     Sections 78.411 to 78.444 of the Nevada General Corporation Law prohibit a Nevada corporation from engaging in a "combination" with an "interested stockholder" for three years following the date that such person becomes an interested stockholder and place certain restrictions on such combinations even after the expiration of the three-year period. With certain exceptions, an interested stockholder is a person or group that owns 10% or more of the corporation's outstanding voting power (including stock with respect to which the person has voting rights and any rights to acquire stock pursuant to an option, warrant, agreement, arrangement, or understanding or upon the exercise of conversion or exchange rights) or is an affiliate or associate of the corporation and was the owner of 10% or more of such voting stock at any time within the previous three years.

     For purposes of Sections 78.411 to 78.444, the term "combination" is defined broadly to include mergers of the corporation or its subsidiaries with the interested stockholder; sales or other dispositions to the interested stockholder of assets of the corporation or a subsidiary equal to 5% of the aggregate value of all assets of the corporation, equal to 5% of the value of all outstanding shares of the corporation, or representing 10% of the corporation's earning power or net income; the issuance or transfer by the corporation or a subsidiary of shares equal to 5% of the value of all outstanding shares of the corporation to the interested stockholder (except under the exercise of warrants or rights to purchase shares offered or in a pro rata distribution); the adoption of any plan of liquidation of the corporation proposed by or under any agreement, arrangement, or understanding with the interested stockholder; any reclassification, recapitalization, merger of the corporation with any of its subsidiaries, or other transaction that has the effect of increasing the proportionate ownership of the interested stockholder; or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges, or other financial assistance or tax advantages provided by or through the corporation. These prohibitions also apply to affiliates and associates of the interested stockholders.

     The  three-year  moratorium  imposed on business  combinations  by Sections
78.411 to 78.444 does not apply if, prior to the date on which such stockholder becomes an interested stockholder, the board of directors approves either the business combination or the transaction that resulted in the person becoming an interested stockholder.

     Even after expiration of the three-year period, the moratorium on combinations continues to apply unless one of the following requirements is met:
(i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person becoming an interested stockholder;
(ii) the combination is approved by a majority of the voting power not beneficially owned by the interested stockholder or its affiliates or associates at a meeting called for that purpose; or (iii) the combination satisfies certain provisions concerning fair price.

     Sections 78.411 to 78.444 only apply to Nevada corporations that have 200 or more stockholders and, unless the articles of incorporation provide otherwise, have a class of voting shares registered under Section 12 of the Securities Exchange Act of 1934 (as the Common Stock of Actel Nevada would be upon consummation of the Reincorporation). A Nevada corporation may elect not to be governed by Sections 78.411 to 78.444 by a provision in its original certificate of incorporation or an amendment thereto, which amendment must be approved by a majority of the outstanding voting power, although such amendment is not effective until 18 months after the vote.

     Actel Nevada has elected not to be governed by Sections 78.411 to 78.444; therefore, these Sections will not apply to Actel Nevada.

     Control Shares

     Nevada law further seeks to impede "unfriendly" corporate takeovers by providing in Sections 78.378 to 78.3793 of the Nevada General Corporation Law that an "acquiring person" shall only obtain voting rights in the "control shares" purchased by such person to the extent approved by the other stockholders at a meeting. With certain exceptions, an acquiring person is one who acquires or offers to acquire a "controlling interest" in the corporation, defined as one-fifth or more of the voting power. Control shares include not only shares acquired or offered to be acquired in connection with the acquisition of a controlling interest, but also all shares acquired by the acquiring person within the preceding 90 days. The statute covers not only the acquiring person but also any persons acting in association with the acquiring person. California does not have a control shares statute.

     Under Sections 78.378 to 78.3793, a Nevada corporation may, if so provided in the articles of incorporation or bylaws of the corporation in effect on the tenth day following acquisition of a controlling interest, call for redemption of not less than all of the control shares at the average price paid for the control shares if (i) the acquiring person has not delivered an offeror's statement to the corporation within ten days after acquisition of the control shares or (ii) the other stockholders do not accord full voting rights to the control shares.

     Unless otherwise provided in the articles of incorporation or bylaws in effect on the tenth day following acquisition of a controlling interest, if the control shares are accorded full voting rights and the acquiring person has acquired a majority of the voting power, then any stockholder of record who did not vote in favor of authorizing such voting rights is entitled to demand payment for the fair value of such stockholder's shares.

     Sections 78.378 to 78.3793 apply only to Nevada corporations that (i) have 200 or more stockholders, at least 100 of whom are stockholders of record and are resident in Nevada, and (ii) do business in Nevada directly or through an affiliated corporation. A corporation may elect to opt out of the provisions of Sections 78.378 to 78.3793 if, before an acquisition of a controlling interest is made, the articles of incorporation or bylaws in effect on the tenth day following the acquisition of a controlling interest by an acquiring person provide that these Sections do not apply. The Company does not currently and will not as a result of the Proposed Reincorporation have 100 or more record stockholders resident in Nevada.

     Actel Nevada has elected not to be governed by Sections 78.378 to 78.3793; therefore, these Sections will not apply to Actel Nevada, even if the Company hereafter has 100 or more record stockholders resident in Nevada.

     Cumulative Voting

     California law generally provides that if any shareholder has given notice of his or her intention to cumulate votes for the election of directors, any other shareholder of the corporation is also entitled to cumulate his or her votes at such election.

     Under Nevada law, cumulative voting is not mandatory, and cumulative voting rights must be provided in a corporation's articles of incorporation if stockholders are to be entitled to cumulative voting rights. The Articles of Incorporation of Actel Nevada do not provide for cumulative voting.

     California law permits a corporation that is listed on a national securities exchange, or that is listed on the Nasdaq National Market and has at least 800 stockholders as of the record date for the corporation's most recent annual meeting of shareholders, to amend its articles or bylaws to eliminate cumulative voting by approval of the board of directors and of the outstanding shares voting together as a class. Actel California's current Articles of Incorporation have eliminated cumulative voting.

     Dissolution

     Under California law, shareholders holding 50% or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors. Under Nevada law, a corporation generally may dissolve only upon the passing of a resolution by the corporation's board of directors and upon approval by the stockholders.

     Dividends and Repurchases of Shares

     Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares) unless, immediately prior to the proposed distribution, the corporation's retained earnings equal or exceed the amount of the proposed distribution or, immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses, and deferred charges) would be at least equal to 125% of its liabilities (not including deferred taxes, deferred income, and other deferred credits) and the corporation's current assets would be at least equal to its current liabilities (or 125% of its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). California also prohibits any distribution if the corporation or subsidiary making the distribution is or would be likely to be unable to meet its liabilities. California also prohibits making any distribution to a class or series of shares junior to another class or series with respect to a liquidation preference unless after giving effect to the distribution the excess of assets over liabilities is at least equal to the liquidation preference of all such shares or, in the case of a dividend preference, retained earnings prior to the distribution at least equal the proposed distribution plus cumulative dividends in arrears on all such shares.

     Nevada law prohibits a distribution (including dividends, purchases, redemptions or other acquisition of shares, distributions of indebtedness, or otherwise) if, after giving effect to the distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) except as provided in the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

     To date, the Company has not paid cash dividends on its capital stock. In addition, the Company's bank line of credit prohibits the payment of cash dividends without the bank's consent. It is the present policy of the Board of Directors to retain earnings for use in the Company's business, and the Company does not anticipate paying cash dividends on its capital stock in the foreseeable future.

     Elimination of Actions by Written Consent of Shareholders

     Under California and Nevada law, shareholders may execute an action by written consent in lieu of a shareholder meeting. While Nevada law permits a corporation to eliminate such actions by written consent in its articles of incorporation or bylaws, the Articles and Bylaws of Actel Nevada do not currently prohibit actions by written consent of the stockholders, although the Board of Directors could amend the Bylaws in this respect. The ability of the Board of Directors under Nevada law to limit or eliminate the right of stockholders to initiate action by written consent may make it more difficult to change the existing Board of Directors and management.

     Filling Vacancies on the Board of Directors

     Under California law, unless the articles of incorporation or bylaws provide otherwise, any vacancy on the board of directors not created by removal of a director may be filled by the board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice, or by a sole remaining director. Unless the articles of incorporation or bylaws otherwise provide, a vacancy created by removal of a director may be filled only by approval of the shareholders. Actel California's Articles of Incorporation and Bylaws permit directors to fill vacancies; however, if the vacancy was created by the removal of a director by the vote or written consent of the shareholders or by court order, the vacancy may be filled only by the affirmative vote of a majority of shares represented and voting at a duly held meeting at which a quorum is present, or by the unanimous written consent of all the shares entitled to vote thereon. Under Nevada law, unless a corporation's articles of incorporation provide otherwise, any vacancy on the board of directors, including one created by removal of a director or an increase in the number of authorized directors, may be filled by the majority of the remaining directors, even if such number constitutes less than a quorum. The Articles of Incorporation of Actel Nevada provide that a vacancy created by the removal of a director by the vote or written consent of the shareholders or by court order may only be filled by the affirmative vote of a majority of shares represented and voting at a duly held meeting at which a quorum is present, or by the unanimous written consent of all the shares entitled to vote thereon, unless the number of remaining directors is less than a quorum, in which case the vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice, or by a sole remaining director.

     Inspection of Shareholder List

     California law allows any shareholder to inspect the shareholder list, the accounting books and records, and the minutes of board and shareholder proceedings for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons who hold an aggregate of five percent or more of a corporation's voting shares or who hold one percent or more of such shares and have filed a Schedule 14A with the Securities and Exchange Commission.

     Nevada law allows inspection of a stockholder list only upon five days' notice by either a person who has been a stockholder of record at least six months or a person holding, or authorized in writing by the holder of, five percent of the corporation's outstanding shares. In addition, the corporation may deny such inspection rights if the stockholder requesting disclosure refuses to sign an affidavit to the effect that (i) the inspection is not desired for a purpose that is in the interest of a business or object other than the business of the corporation and (ii) the stockholder has not at any time sold or offered for sale any list of stockholders of any corporation or aided and abetted any other person for such purpose. To inspect the accounting and financial books and records of a corporation, a stockholder must hold or have the written authorization of the holders of at least 15% of all issued and outstanding shares, and a corporation may demand an affidavit to the effect that such inspection is not desired for any purpose not related to such person's interest in the corporation as a stockholder. No right to inspect the accounting and financial books and records applies to any corporation listed and traded on a recognized stock exchange or which furnishes detailed annual financial statements to its stockholders.

     Lack of access to stockholder records, even though unrelated to the stockholder's interests as a stockholder, could result in impairment of the stockholder's ability to coordinate opposition to management proposals, including proposals with respect to a change in control of the Company. However, California law provides that California provisions concerning the inspection of shareholder lists apply not only to California corporations but also to corporations organized under the laws of other states that have their principal executive offices in California or customarily hold meetings of the board in California, and that the California provisions concerning accounting books and records and the minutes of board and shareholder proceedings apply to any such foreign corporation that has its principal executive offices in California. For so long as the Company continues to have its principal executive offices in California and to hold board of directors meetings in California, and to the extent such provisions applicable to foreign corporations are enforceable, the Company must comply with California law concerning shareholder inspections. In any event, the Company intends to continue complying with California law concerning shareholder inspections even if it is not required to do so.

     Interested Director Transactions

     Under both California and Nevada law, certain contracts or transactions in which one or more of a corporation's directors have an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Nevada law. Under California and Nevada law, either
(i) the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts and, in the case of board approval, the contract or transaction must also be "just and reasonable" (in California) to the corporation or (ii) the contract or transaction must have been "just and reasonable" (in California) or "fair" (in Nevada) to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under California law, if shareholder approval is sought, the interested director is not entitled to vote such director's shares at a shareholder meeting with respect to any action regarding such contract or transaction, whereas Nevada law requires that such director's votes be counted for such purpose. Nevada law also provides that the transaction is not void or voidable if the fact of the common directorship, office, or financial interest at issue is not disclosed or known to the director at the time the transaction is brought before the board for action. Nevada law addresses not only interested directors but also transactions with interested officers.

     Limitation of Liability and Indemnification

     California and Nevada have similar laws respecting indemnification by a corporation of its officers, directors, employees, and other agents. The laws of both states also permit corporations to adopt a provision in their articles of incorporation eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

     The Articles of Incorporation of Actel California eliminate the liability of directors to the fullest extent permissible under California law. California law permits eliminating or limiting the personal liability of a director for monetary damages in an action brought by or in the right of the corporation (a "derivative suit") for breach of a director's duties to the corporation and its shareholders; provided, however, that the corporation may not eliminate or limit liability for (i) intentional misconduct or knowing and culpable violation of law; (ii) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (iii) receipt of an improper personal benefit; (iv) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation or its shareholders; (vi) interested transactions between the corporation and a director in which a director has a material financial interest; and (vii) liability for improper distributions, loans, or guarantees.

     The Articles of Incorporation of Actel Nevada eliminate the liability of both directors and officers to the fullest extent permissible under Nevada law, as such law exists currently or as it may be amended in the future. Under Nevada law, such provision may not eliminate or limit director or officer monetary liability for (i) acts or omissions involving intentional misconduct, fraud, or a knowing violation of law or (ii) the payment of certain prohibited distributions. Such limitation of liability provision also may not limit a director's or officer's liability for violation of, or otherwise relieve Actel Nevada or its directors or officers from the necessity of complying with, federal or state securities laws, or affect the availability of nonmonetary remedies such as injunctive relief or rescission.

     California law permits indemnification of expenses incurred in derivative or third-party actions, except that, with respect to derivative actions, (a) no indemnification may be made when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made in respect of amounts paid in settling or otherwise disposing of a pending action, or expenses incurred in defending a pending action that is settled or otherwise disposed of, without court approval.

     Indemnification is permitted by California law only for acts taken in good faith and believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party), or the court handling the action.

     California law requires indemnification when the individual has successfully defended the action on the merits (as opposed to Nevada law, which requires indemnification relating to a successful defense on the merits or otherwise).

     Nevada law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided that, unless a court orders indemnification or the corporation is bound to advance expenses as they are incurred, there is a determination by a disinterested quorum of the directors, by independent legal counsel, or by the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable to the corporation. Nevada law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, whether on the merits or otherwise.

     Nevada law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under the articles of incorporation, any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. Each current officer and director of the Company has entered into or will enter into an indemnification agreement with Actel Nevada that conforms to Nevada law and includes within its purview future changes in Nevada law that expand the permissible scope of indemnification of directors and officers of Nevada corporations.

     Nevada law provides that the articles of incorporation or bylaws or an agreement made by a corporation may provide that the expenses of directors and officers incurred in defending an action must be paid by the corporation as they are incurred and in advance of the final disposition of the action upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if the court ultimately determines that such person is not entitled to indemnification. The Articles of Incorporation and the Bylaws of Actel Nevada provide that the Company shall indemnify directors and officers to the fullest extent permitted under Nevada law, and that the Company shall pay all expenses incurred in defending an action in advance. The Bylaws of Actel Nevada also permit such indemnification of and advancement of expenses to employees and agents of the Company.

     Nevada law further provides that a corporation may purchase and maintain insurance or make other financial arrangements on behalf of any director, officer, employee, or agent of the corporation (or person who is serving in such capacity with another enterprise at the request of the corporation), whether or not the corporation has the authority to indemnify such person. These other financial arrangements may include a trust fund, self-insurance, securing the corporation's obligation by granting a security interest or other lien, or establishing a letter of credit, guaranty, or surety, although no financial arrangement may provide protection for intentional misconduct, fraud, or a knowing violation of law except with respect to the advancement of expenses or unless ordered by a court. In the absence of fraud, the decision of the board of directors as to the propriety of any insurance or other financial arrangement is conclusive, and the insurance or other financial arrangement is not void or voidable and does not subject any director approving it to personal liability even if such director is a beneficiary of the insurance or other financial arrangement. The Bylaws of Actel Nevada permit the Company to purchase and maintain insurance and make such other financial arrangements.

     Loans to Officers and Employees

     Under California law, any loan to or guarantee for the benefit of a director or officer of a corporation or its parent requires approval of the shareholders, not counting any shares owned by the relevant director or officer, unless such loan or guaranty is provided under an employee benefit plan approved by shareholders owning a majority of the outstanding shares of the corporation. In addition, under California law shareholders of any corporation with 100 or more shareholders of record may approve a bylaw authorizing the board of directors alone, not counting the vote of any interested director, to approve loans or guarantees to or on behalf of officers (whether or not such officers are directors) if the board determines that any such loan or guaranty may reasonably be expected to benefit the corporation. The Bylaws of Actel California authorize such loans or guarantees. These specific provisions of California law dealing with loans and guarantees would no longer apply after the Proposed Reincorporation.

     Power to Call Special Shareholders' Meetings

     Under  California law, a special  meeting of shareholders  may be called by
(a) the board of directors,  (b) the chairman of the board,  (c) the  president,
(d) the holders of shares entitled to cast not less than ten percent of the votes at such meeting, or (e) such additional persons as are authorized by the articles of incorporation or the bylaws. Under Nevada law, a special meeting of stockholders may be called as set forth in the articles of incorporation or bylaws. The Articles of Incorporation of Actel Nevada authorize the Board of Directors, the President, or the holders of at least ten percent of the outstanding capital stock to call a special meeting of stockholders. Since the right of the stockholders to call a special meeting is set forth in the Articles of Incorporation of Actel Nevada, it may be amended only by stockholder vote or written consent, and therefore such right may not be limited or eliminated by the Board of Directors.

     Removal of Directors

     Under California law, any director or the entire board of directors may be removed, with or without cause, by the affirmative vote of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal, or not consenting in writing to removal, would be sufficient to elect the director under cumulative voting. Under Nevada law, any director may be removed from office, with or without cause, by the vote of stockholders representing not less than two-thirds of the voting power of the class or series of stock of the Company entitled to elect such director, unless the articles of incorporation provide for cumulative voting or a different percentage of voting stock. If a Nevada corporation's articles of incorporation provide for cumulative voting, a director may not be removed except upon the vote of stockholders owning sufficient voting power to have prevented such director's election in the first instance. The Articles of Incorporation of Actel Nevada do not provide for cumulative voting, but do specify that any director or the entire board of directors may be removed, with or without cause, by the affirmative vote of a majority of the outstanding shares entitled to vote.

     Shareholder Derivative Suits

     California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Nevada law, a stockholder may only bring a derivative action on behalf of the corporation if the stockholder was a stockholder of the corporation at the time of the transaction in question or his or her stock thereafter devolved upon him or her by operation of law. Nevada law also provides that a derivative action may not be maintained if it appears that the plaintiff does not fairly and adequately represent the interests of the stockholders similarly situated in enforcing the right of the corporation.

     Shareholder Voting

     Both California and Nevada law generally require that a majority of shareholders of both the acquiring and target corporations approve statutory mergers. Nevada law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its articles of incorporation) if (i) the merger agreement does not amend the existing articles of incorporation of the surviving corporation, (ii) each stockholder of the surviving corporation whose shares were outstanding before the merger will hold the same number of shares with identical designations, preferences, limitations, and relative rights after the merger, and (iii) the number of shares outstanding after the merger plus the number of shares issued as a result of the merger, either by conversion or exercise of securities issued pursuant to the merger, will not exceed by more than 10% the number of shares of the surviving corporation outstanding immediately prior to the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity.

     Both California and Nevada law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the voting shares of the corporation transferring such assets.

     With certain exceptions, California law also requires that mergers, reorganizations, certain sales of assets, and similar transactions be approved by a majority vote of each class of shares outstanding. By contrast, Nevada law generally does not require class voting, except in certain transactions involving an amendment to the articles of incorporation that differentially affects a specific class of shares. As a result, stockholder approval of such transactions may be easier to obtain under Nevada law for companies that have more than one class of shares outstanding.

     California law also requires that, except in a short-form merger or a merger of a parent corporation into its subsidiary in which it owns at least 90% of the outstanding shares, if a constituent corporation in the merger or its parent owns at least 50% of another constituent corporation in the merger, the nonredeemable common shares of a constituent corporation may be converted only into nonredeemable common shares of the surviving corporation or a parent party unless all shareholders of the class consent. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Nevada law does not parallel California law in this respect, under some circumstances Sections 78.411 to 78.444 (business combinations with interested stockholders) and Sections 78.378 to 78.3793
(voting rights of acquiring person's control shares) of the Nevada General Corporation Law do provide similar protection against coercive two-tiered bids for a corporation in which the stockholders are not treated equally.

     California law provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing party of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to the shareholders. This fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least 100 persons or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent, or proxy or to withdraw any tendered shares. Nevada law has no comparable provision.

     Size of the Board of Directors

     Under California law, changes in the number of directors or, if set forth in the articles of incorporation or bylaws, the range in the number of directors must in general be approved by a majority of the outstanding shares, but the board of directors may fix the exact number of directors within a stated range, if authorized. Nevada law permits not only the stockholders but also the board of directors acting independently of the stockholders to change the authorized number, or the range, of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the articles of incorporation (in which case a change in the number of directors may be made only by amendment to the articles of incorporation following approval of such change by the stockholders). The Articles of Incorporation of Actel Nevada provide that the number of Directors shall be within the range specified in the Articles, and that the Board of Directors may fix the exact number of directors within the stated range by amendment to the Bylaws. If the Proposed Reincorporation is approved, the five directors of Actel California will continue as directors of Actel Nevada and the Bylaws of Actel Nevada will initially provide for a five-member Board of Directors.

Application of the General Corporation Law of California to Nevada Corporations

     Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e., corporations not organized under California law) are placed in a special category if they have characteristics of ownership and operation indicating that they have certain significant business contacts with California and more than one half of their voting securities are held of record by persons having addresses in California. So long as a Nevada or other foreign corporation is in this special category, and it does not qualify for one of the statutory exemptions, it is subject to a number of key provisions of the California General Corporation Law applicable to corporations incorporated in California. Among the more important provisions are those relating to the election and removal of directors, cumulative voting, prohibition of classified boards of directors in privately held corporations, standards of liability and indemnification of directors, distributions, dividends and repurchases of shares, shareholder meetings, approval of certain corporate transactions, dissenters' and appraisal rights, and inspection of corporate records. See "Significant Differences Between the Corporation Laws of California and Nevada" above. An exemption from Section 2115 is provided for a corporation whose shares are listed on a major national securities exchange, or are traded on the Nasdaq National Market and has 800 or more shareholders as of the record date for its most recent annual meeting of shareholders. As Actel Nevada will have its shares listed and publicly traded on the Nasdaq National Market, the Company will qualify for the exemption from 2115 described above.

Certain Federal Income Tax Consequences

     The following is a discussion of certain federal income tax consequences to holders of Actel California capital stock who receive Actel Nevada capital stock in exchange for their Actel California capital stock as a result of the Proposed Reincorporation. No state, local, or foreign tax consequences are addressed herein.

     This discussion does not address all the tax consequences of the Proposed Reincorporation that may be relevant to particular Actel California shareholders, including without limitation dealers in securities, holders of stock options, and those Actel California shareholders who acquired their shares upon the exercise of stock options. In view of the varying nature of such tax consequences, shareholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Proposed Reincorporation, including the applicability of federal, state, local, or foreign tax laws.

     The Company has not requested a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel with respect to the federal income tax consequences of the Proposed Reincorporation under the Internal Revenue Code of 1986, as amended (the "Code"). The Company believes, however, that: (a) the Proposed Reincorporation will constitute a tax-free reorganization under Section 368(a) of the Code; (b) no gain or loss will be recognized by holders of capital stock of Actel California upon receipt of capital stock of Actel Nevada pursuant to the Proposed Reincorporation; (c) the aggregate tax basis of the capital stock of Actel Nevada received by each shareholder will be the same as the aggregate tax basis of the capital stock of Actel California held by such shareholder as a capital asset at the time of the Proposed Reincorporation; and
(d) the holding period of the capital stock of Actel Nevada received by each shareholder of Actel California will include the period for which such shareholder held the capital stock of Actel California surrendered in exchange therefor, provided that such Actel California capital stock was held by such shareholder as a capital asset at the time of the Proposed Reincorporation.

     A successful IRS challenge to the tax-free status of the Proposed Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of Actel California capital stock surrendered equal to the difference between that shareholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the Actel Nevada capital stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of Actel Nevada capital stock received in the exchange would equal such fair market value, and such shareholder's holding period for such shares would not include the period during which such shareholder held Actel California capital stock.

     State, local, or foreign income tax consequences to shareholders may vary from the federal tax consequences described above. Shareholders should consult their own tax advisors as to the effect of the Proposed Reincorporation under applicable federal, state, local, or foreign income tax laws.

     The Company should not recognize gain or loss for federal income tax purposes as a result of the Proposed Reincorporation, and Actel Nevada should succeed without adjustment to the federal income tax attributes of Actel California.

Vote Required for the Proposed Reincorporation

     Approval of the Proposed Reincorporation, which includes approval of the Merger Agreement, requires the affirmative vote of the holders of a majority of the outstanding shares of Actel California Common Stock.

     The Board of Directors recommends that shareholders vote "FOR" the Proposed Reincorporation. An abstention or a failure to vote will have the same effect as a vote "AGAINST" the Proposed Reincorporation.

                   PROPOSAL NO. 3 -- APPROVAL OF AMENDMENTS TO
                            ARTICLES OF INCORPORATION

     The Articles of Incorporation of Actel California authorize 35,000,000 shares of capital stock, $.001 par value, of which 30,000,000 shares are designated Common Stock and 5,000,000 shares are designated Preferred Stock. The Articles of Incorporation of Actel Nevada authorize 35,000,000 shares of capital stock, $.001 par value, of which 30,000,000 shares are designated Common Stock and 5,000,000 shares are designated Preferred Stock. On January 23, 1998, the Board of Directors authorized amendments to the Articles of Incorporation of Actel California and Actel Nevada to increase the authorized number of shares of Common Stock to 55,000,000.

     If the proposed amendments and "PROPOSAL NO. 1 -- REINCORPORATION IN NEVADA" are approved, the Articles of Incorporation of Actel Nevada will be amended to authorize 60,000,000 shares of capital stock, $.001 par value, of which 55,000,000 shares will be designated Common Stock and 5,000,000 shares will be designated Preferred Stock. If the proposed amendments are approved but "PROPOSAL NO. 1 -- REINCORPORATION IN NEVADA" is not approved, the Articles of Incorporation of Actel California will be amended to authorize 60,000,000 shares of capital stock, $.001 par value, of which 55,000,000 shares will be designated Common Stock and 5,000,000 shares will be designated Preferred Stock.

Purpose and Effect of Proposed Amendments

     The principal purpose of the proposed amendments to the Company's Articles of Incorporation is to authorize additional shares of Common Stock that will be available in the event that the Board of Directors determines that it is necessary or appropriate to effect future stock dividends or stock splits, to raise additional capital through the sale of securities, to acquire another company or its business or assets through the issuance of securities, or to establish a strategic relationship with a corporate partner through the exchange of securities. If the proposed amendments are adopted, 25,000,000 additional shares of Common Stock will be available for issuance by the Board of Directors without any further shareholder approval, although certain issuances of shares may require shareholder approval in accordance with the Nasdaq National Market or the General Corporation Laws of California or Nevada, as applicable. The holders of Common Stock have no preemptive rights to purchase any stock of the Company. The additional shares might be issued at such times and under such circumstances as to have a dilutive effect on earnings per share and on the equity ownership of the then-current holders of Common Stock.

     The flexibility of the Board of Directors to issue additional shares of stock could enhance the Board's ability to negotiate on behalf of the Company's shareholders in a takeover situation. Although it is not the purpose of the proposed amendments, the authorized but unissued shares of Common Stock (as well as the authorized but unissued shares of Preferred Stock) also could be used by the Board of Directors to discourage, delay, or make more difficult a change in the control of the Company. For example, such shares could be privately placed with purchasers who might align themselves with the Board in opposing a hostile takeover bid. The issuance of additional shares might serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of the outstanding stock. The Company has previously adopted certain measures that may have the effect of helping resist an unsolicited takeover attempt, including provisions in the 1986 Incentive Stock Option Plan providing for the acceleration of exercisability of outstanding options in the event of a sale of assets or merger if such options are not assumed or substituted by the successor corporation, and provisions of the Articles of Incorporation authorizing the Board of issue up to 5,000,000 shares of Preferred Stock with terms, provisions, and rights fixed by the Board. The Board of Directors is not aware of any pending effort to acquire control of the Company.

Vote Required for the Proposed Amendments to Articles of Incorporation

     Approval of the proposed amendments to Articles of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

     The Board of Directors recommends that shareholders vote "FOR" approval of the proposed amendments to Articles of Incorporation. An abstention or a failure to vote will have the same effect as a vote "AGAINST" approval of the proposed amendments to Articles of Incorporation.

                   PROPOSAL NO. 4 -- APPROVAL OF AMENDMENT TO
                        1993 EMPLOYEE STOCK PURCHASE PLAN

General

     On January 23, 1998, the Board of Directors amended the Company's 1993 Employee Stock Purchase Plan (the "ESPP") to increase the number of shares of Common Stock reserved for issuance under the ESPP by 1,869,680, bringing the total number of shares available for issuance under the ESPP to 2,124,329 (which is equal to 10% of the shares of the Company's Common Stock that were issued and outstanding at the close of business on March 23, 1998).

     The total number of shares of Common Stock reserved for issuance under the ESPP is 1,150,000. If the proposed amendments are approved, the total number of shares of Common Stock reserved for issuance under the ESPP will be 3,019,680. If approved, the number of shares of Common Stock reserved for issuance under the ESPP, as amended by the proposed amendments, should be sufficient to meet the Company's requirements for all offering periods commencing after the date of approval if the Company continues to issue shares under the ESPP at rates approximating historical levels.

Purpose and Effect of Proposed Amendments

     The principal purpose of the proposed amendments to the ESPP is to assure there will be a sufficient number of shares of Common Stock authorized for issuance under the ESPP to meet employee demand in future offering periods. The ESPP is an example of a noncompensatory plan that qualifies under Section 423 of the Code. As a qualified Section 423 plan, the ESPP permits employees to buy the Company's stock at 85% of the market price on the date of grant over a period of two years. A company's shareholders must, by statute, approve the Section 423 plan by authorizing the number of shares eligible for grant and the employees eligible to receive the stock. In some cases, the original share authorization may be insufficient to meet employee demand during the offering period, and the shareholders could be asked to approve an increase to the plan's authorized shares. Private letter rulings issued by the Internal Revenue Service in recent years allow a Section 423 plan to grant additional shares at 85 percent of the market price of the original grant, subject to certain restrictions. Thus, for example, if the market price at the date of authorization for the original shares was $10 per share, the exercise price for the subsequently-approved additional shares for those employees who participated in the offering period since inception would be $8.50 per share, even if the market price were $20 per share on the date shareholders approved the additional shares.

     In EITF 97-12, the Financial Accounting Standards Board ("FASB") recently addressed whether the addition of newly-authorized shares to satisfy participation levels for outstanding offering periods is compensatory. The FASB determined that such newly-authorized shares purchased at the original exercise price should be accounted for as a compensatory award, resulting in the recognition of compensation expense to the extent that the original exercise price is less than the fair market value of the stock on the date of authorization. In other words, if the number of shares sold to the Company's employees in an offering period exceed the number of shares reserved for issuance under the ESPP at the beginning of that offering period, the Company may incur a compensation charge, which could be significant. The Board of Directors believes the recognition of compensation expense by the Company in connection with the ESPP is contrary to the best interests of the Company and its shareholders, and therefore has adopted the proposed amendments to increase the number of shares of Common Stock reserved for issuance under the ESPP to a level that should avoid the adverse accounting effects described above for the duration of the ESPP. The Board further believes that the reservation of shares in excess of that actually required for issuance under the ESPP is not adverse to interests of the Company or its shareholders because the number of shares that may actually be issued under the ESPP is limited by the provisions of the Code.

     The Board of Directors recommends that shareholders vote "FOR" approval of the amendments to the ESPP. An abstention will have the same effect as a vote "AGAINST" approval of the amendments.

Summary of the ESPP

     The ESPP and the right of participants to make purchases thereunder are intended to qualify under the provisions of Section 423 of the Code. The ESPP is not a qualified deferred compensation plan under Section 401(a) of the Code and it is not subject to ERISA. The essential features of the ESPP are summarized below.

     Purpose

     The purpose of the ESPP is to provide employees of the Company with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions.

     Administration

     The ESPP may be administered by the Board of Directors or a committee appointed by the Board. All questions of interpretation or application of the ESPP are determined by the Board or its committee, whose decisions are final and binding upon all participants. Members of the Board who are eligible employees are permitted to participate in the ESPP but may not vote on any matter affecting the administration thereof or the grant of any option pursuant thereto. No director who is eligible to participate in the ESPP may be a member of the committee appointed to administer it. No charges for administrative or other costs may be made against the payroll deductions of a participant in the ESPP. Members of the Board receive no additional compensation for their services in connection with the administration of the ESPP.

     Eligibility and Participation

     Any person who is employed by the Company (or any of its majority-owned subsidiaries) at least 20 hours per week for at least five months in a calendar year is eligible to participate in the ESPP, provided that the employee is employed on the first day of an offering period. Eligible employees become participants in the ESPP by delivering to the Company a subscription agreement authorizing payroll deductions prior to the applicable enrollment date. An employee who becomes eligible to participate in the ESPP after the commencement of an offering period may not participate in the ESPP until the commencement of the next offering period.

     Offering and Purchase Periods

     The ESPP is generally implemented during consecutive and overlapping 24-month offering periods, each of which is divided into four six-month purchase periods. Generally, offering and purchase periods commence on February 1 and August 1 of each year. Shares are purchased for participating employees on the last day of each purchase period, referred to herein as the "Exercise Date." The Board may alter the duration of the offering periods without shareholder approval if such change is announced five days prior to the scheduled beginning of the first offering period to be affected.

     Purchase Price

     The purchase price per share at which shares will be sold under the ESPP is the lower of 85% of the fair market value of the Common Stock on the first day of each offering period or 85% of the fair market value of the Common Stock on the Exercise Date. The fair market value of a share of Common Stock is the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the Nasdaq National Market.

     The purchase price of the shares is accumulated through payroll deductions during the offering period. The deductions may not exceed 15% of a participant's compensation, which is defined in the ESPP to mean all base straight time gross earnings, including overtime and shift premium, and all incentive compensation, incentive payments, bonuses, and other compensation. A participant may at any time discontinue his or her participation in the ESPP or may increase or decrease the rate of payroll deductions. Payroll deductions commence on the first payday in the offering period and continue at the same rate in the current and consecutive offering periods until amended or as provided in the ESPP. All payroll deductions are credited to the participant's account under the ESPP and are deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

     Purchase of Stock

     At the beginning of each offering period, each participant, by executing a subscription agreement to participate in the ESPP, is in effect granted an option to purchase shares of Common Stock on each Exercise Date. The maximum number of shares placed under option to a participant in a purchase period is that number determined by dividing the amount of participant's total payroll deductions to be accumulated during the purchase period by the applicable purchase price; provided, however, that no participant may purchase more than 10,000 shares in any offering period. Unless a participant withdraws from the ESPP, such participant's option for the purchase of shares will be exercised automatically at the end of the purchase period for the maximum number of shares at the applicable price.

     Notwithstanding the foregoing, no employee will be permitted to subscribe for shares under the ESPP if, immediately after the grant of the option, the employee would own 5% or more of the voting power or value of all classes of stock of the Company or of a parent or of any of its subsidiaries (including stock that may be purchased under the ESPP or pursuant to any other options), nor shall any employee be granted an option that would permit the employee to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) pursuant to all Company stock purchase plans in any calendar year.

     Withdrawal

     A participant's interest in a given offering may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the ESPP. Any withdrawal by the participant of accumulated payroll deductions for a given offering period automatically terminates the participant's interest in that offering period. The failure to maintain continuous status as an employee of the Company for at least 20 hours per week during an offering period will be deemed to be a withdrawal from that offering period. The ESPP also provides that participants will be deemed to have withdrawn from an offering during certain leaves of absence. In addition, if the fair market value of the Common Stock on any Exercise Date in an offering period is lower than the fair market value of the Common Stock on the enrollment date of such offering period, then all participants in such offering period shall be automatically withdrawn from such offering period immediately after the exercise of their options on such Exercise Date and automatically re-enrolled in the immediately following offering period. Generally, a participant's withdrawal from an offering period does not affect such participant's eligibility to participate in subsequent offering periods.

     Termination of Employment

     Termination of a participant's employment for any reason, including retirement or death, cancels his or her participation in the ESPP immediately. In such event, the payroll deductions credited to the participant's account will be returned to such participant or, in the case of death, to the person or persons entitled thereto as specified by the employee in the subscription agreement.

     Capital Changes

     In the event any change is made in the Company's capitalization, such as a stock split or stock dividend, that results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustments will be made in the shares subject to purchase under the ESPP and in the purchase price per share, subject to any required action by shareholders of the Company. In the event of liquidation or dissolution of the Company, the offering periods then in progress will terminate immediately prior to the consummation of such event, unless otherwise provided by the Board. In the event of a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the ESPP shall be assumed or an equivalent option shall be submitted by such successor corporation or a parent or subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute for the outstanding options, the offering period then in progress will be shortened and a new exercise date will be set.

     Nonassignability

     No rights or accumulated payroll deductions of a participant under the ESPP may be pledged, assigned, or transferred for any reason and any such attempt may be treated by the Company as an election to withdraw from the ESPP.

     Amendment and Termination

     The Board may at any time amend or terminate the ESPP, provided that such termination shall not affect options previously granted, and provided further that an offering period may be terminated if the Board determines that such termination is in the best interests of the Company and its shareholders. On January 23, 1998, the Board of Directors amended the ESPP to provide specifically that termination of an offering period is in the best interests of the Company and its shareholders if the number of shares sold in the offering period would, but for such termination, exceed the number of shares available for issuance at the beginning of the offering period. The amendments also clarified that all options are granted subject to this condition. No amendment may be made to the ESPP without prior approval of the shareholders of the Company if such amendment would constitute an amendment for which shareholder approval is required under the federal securities laws or the Code. By its terms, the ESPP will terminate in May 2003.

Certain Federal Income Tax Information

     The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the ESPP. Upon such sale or disposition, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or disposed of more than two years from the first day of the offering period and one year from the date of purchase, the participant will recognize ordinary income measured as the les ser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized upon a sale or disposition of shares prior to the expiration of the holding periods described above.

     The foregoing summary of the federal income tax consequences of Purchase Plan transactions is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be comprehensive, and does not describe foreign, state, or local tax consequences.

     The following table summarizes the approximate dollar value and number of shares purchased with contributions made under the ESPP in 1997 by (i) the executive officers named in the Summary Compensation Table, (ii) all executive officers as a group, and (iii) all employees who are not executive officers as a group. Only directors who are also executive officers of the Company are eligible to purchase shares under the ESPP.

                                               Amended Plan Benefits

                                                                                     1993 Employee Stock Purchase
                                                                                               Plan (1)
                                                                                   ---------------------------------
                                                                                                       Number of
                                                                                    Dollar Value         Shares
                                Name and Position                                        (2)         Purchased (3)
---------------------------------------------------------------------------------- --------------- -----------------
John C. East....................................................................   $             0                 0
   President and Chief Executive Officer

Douglas D. Goodyear.............................................................              (500)            2,398
   Vice President of Worldwide Sales

Esmat Z. Hamdy..................................................................             5,757             3,004
   Senior Vice President of Technology & Operations

Dennis F. Nye...................................................................             5,187             2,795
   Vice President of Strategic Accounts

Jeffrey M. Schlageter...........................................................             6,668             1,188
   Senior Vice President of Engineering and Corporate Programs

Executive Officer Group (11 Persons)............................................            33,069            21,086

Non-Executive Officer Employee Group............................................           312,574           241,920

---------------------------------------

  (1)    Future   benefits   under  the  ESPP  are  not   determinable   because
         participation in the ESPP is voluntary.

  (2) Indicates the difference between the price at which shares were purchased under the ESPP with contributions made in 1997 and $12.625, the closing price of the Company's Common Stock on December 26, 1997, the last business day in fiscal 1997.

  (3) Indicates the number of shares that were purchased with contributions made in 1997 under the ESPP. More specifically, the number in the table indicates shares of Common Stock purchased on January 31, 1997, July 31, 1997, and January 31, 1998, with contributions made under the ESPP in 1997, and excludes shares purchased on January 31, 1997, with contributions made under the ESPP in 1996 and shares purchased on January 31, 1998, with contributions made under the ESPP in January 1998.

                   PROPOSAL NO. 5 -- APPROVAL OF AMENDMENT TO
                        1993 DIRECTORS' STOCK OPTION PLAN

General

     On January 23, 1998, the Board of Directors amended the Director Plan to increase the number of shares of Common Stock reserved for issuance under the Director Plan (i) in 1998 by 30,000, bringing the total number of shares available for issuance under the Director Plan to 100,000, and (ii) on the first day of each subsequent fiscal year during the term of the Director Plan by (x) 100,000 less (y) the number of shares available for issuance under the Director Plan on the last day of the immediately preceding fiscal year.

     The total number of shares of Common Stock reserved for issuance under the Director Plan is 200,000. If the proposed amendments are approved, the total number of shares of Common Stock reserved for issuance under the Director Plan will be 230,000. In addition, that number will increase automatically on the first day of each subsequent fiscal year during the term of the Director Plan by an amount equal to (x) 100,000 shares of Common Stock minus (y) the number of shares of Common Stock available for issuance under the Director Plan on the last day of the immediately preceding fiscal year. Thus, after each annual replenishment, there will be 100,000 shares available for grant under the Director Plan. The number of shares of Common Stock reserved for issuance under the Director Plan, as amended by the proposed amendments, should be sufficient to meet all of the Company's requirements for option grants under the Director Plan.

     The Board of Directors recommends that shareholders vote "FOR" the amendments to the Director Plan. An abstention will have the same effect as a vote "AGAINST" approval of the amendments.

Summary of the Director Plan

     The  Director  Plan is not a  qualified  deferred  compensation  plan under
Section 401(a) of the Code, and it is not subject to ERISA. The essential features of the Director Plan, as amended, are summarized below.

     Purposes

     The purposes of the Director Plan are to attract and retain the best available personnel for service as outside directors of the Company, to provide additional incentive to such nonemployee directors, and to encourage their continued service on the Board.

     Administration

     The Director Plan is designed to operate automatically without requiring administration. However, to the extent administration is necessary, it is provided by the Board. The interpretation and construction of any provision of the Director Plan by the Board shall be final and conclusive. Members of the Board receive no additional compensation for their services in connection with the administration of the Director Plan.

     Terms of Options

     The Director Plan provides for the grant of nonstatutory stock options to nonemployee directors of the Company. The Director Plan provides that each eligible director shall be granted an initial option to purchase 15,000 shares of the Company's Common Stock on the date on which such person first becomes an eligible director (an "Initial Option"). Thereafter, each eligible director shall be granted an option to purchase 5,000 additional shares of Common Stock on August 1 of each year if, on such date, the eligible director shall have served on the Company's Board of Directors for at least six months (a "Subsequent Option"). Four of the Company's directors are currently eligible to receive option grants under the Director Plan. Options granted under the Director Plan expire 10 years after the date of grant. Each option is evidenced by a stock option agreement between the Company and the director to whom such option is granted.

     Rule 16b-3

     The Director Plan requires that options granted thereunder must comply, to the extent required, with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder from time to time to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to the Director Plan transactions.

     Exercise of the Options

     The Initial Option becomes exercisable as to 25% of the shares subject to the Initial Option on the date of the Company's annual shareholder meeting occurring in each of the first, second, third, and fourth calendar year following the calendar year in which the Initial Option was granted, subject to the optionee remaining a director. Each Subsequent Option becomes exercisable in full on the date of the Company's annual shareholder meeting occurring in the fourth calendar year following the calendar year in which the Subsequent Option was granted, subject to the optionee remaining a director. An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company. The consideration to be paid for shares issued upon exercise of options granted under the Directors' Plan, including the method of payment, shall be determined by the administrators and may consist entirely of (i) cash, (ii) check, (iii) shares of Common Stock, (iv) the delivery of a properly executed exercise notice together with such other documentation as the Board and the broker, if applicable, shall require to effect an exercise of the option and delivery to the Company of the amount of sale or loan proceeds required to pay the exercise price, or (v) any combination of the foregoing methods.

     Option Price

     The exercise price for options granted under the Director Plan is the fair market value of the Company's Common Stock on the date of grant. The fair market value of a share of Common Stock is the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the Nasdaq National Market (or the exchange with the greatest volume of trading in Common Stock) on the date of grant.

     Termination of Status as a Director

     The Director Plan provides that, if the optionee ceases to serve as a director of the Company, the optionee may, but only within 90 days after the date he or she ceases to be a director, exercise his or her option to the extent that the optionee was entitled to exercise it at the date of such termination, provided that the option is exercised no later than its expiration date.

     Disability

     If an optionee is unable to continue service as a director of the Company as a result of his or her total and permanent disability, the optionee may, but only within six months after the date of the optionee's termination, exercise his or her option to the extent that the optionee was entitled to exercise it at the date of such termination, provided that the option is exercised no later than its expiration date.

     Death

     In the event of the death of an optionee, the entire option may be exercised at any time within twelve months after death, provided that the option is exercised no later than its expiration date.

     Nontransferability of Options

     An option is nontransferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable during the optionee's lifetime only by the optionee.

     Adjustments; Dissolution; Mergers and Asset Sales

     In the event any change, such as a stock split or dividend, is made in the Company's capitalization that results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the number of shares under the Director Plan and the price per share covered by each outstanding option. In the event of the proposed dissolution or liquidation of the Company, all outstanding options will terminate immediately prior to the consummation of such proposed action. In the event of the merger of the Company with or into another corporation or a proposed sale of all or substantially all of the assets of the Company, each outstanding option shall be assumed or substituted by such successor corporation. In the event that such successor corporation refuses to assume such options or to substitute an equivalent options, each outstanding option shall become fully vested and exercisable.

     Amendment and Termination

     The Board may amend or terminate the Director Plan at any time, but any such action shall not adversely affect any stock option then outstanding under the Director Plan without the consent of the holder thereof. To the extent necessary and desirable to comply with Rule 16b-3 (or any other applicable law or regulation), the Company shall obtain shareholder approval of any amendment to the Director Plan in such a manner and to such a degree as required. The Director Plan will terminate automatically in August 2003. Any options outstanding under the Director Plan at the time of its termination shall remain outstanding until they expire by their terms.

Certain Federal Income Tax Information

     Options granted under the Director Plan are nonstatutory options. An optionee will not recognize any taxable income at the time of grant of a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the fair market value of the shares on the date of exercise over the exercise price. Because the optionee is a director of the Company and therefore subject to Section 16 of the Exchange Act, the date of taxation (and the date of measurement of taxable ordinary income) may be deferred unless the optionee files an election under
Section 83(b) of the Code. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss. The Company will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of an option.

     The foregoing summary of the federal income tax consequences of Director Plan transactions is based on federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be complete, and does not describe foreign, state, or local tax consequences.

     The following table summarizes the approximate dollar value and number of option shares granted under the Director Plan in 1997 by (i) each director who is not an executive officer and (ii) all directors who are not executive officers as a group. Only directors who are not also executive officers of the Company are eligible to receive options under the Director Plan.

                                               Amended Plan Benefits

                                                                                     1993 Directors' Stock Option
                                                                                               Plan (1)
                                                                                   ---------------------------------
                                                                                                       Number of
                                                                                    Dollar Value     Option Shares
                                Name and Position                                        (2)            Granted
---------------------------------------------------------------------------------- --------------- -----------------
Keith B. Geeslin (3)............................................................   $       (34,375)            5,000
   Director

Jos C. Henkens (3)..............................................................           (34,375)            5,000
   Director

Frederic N. Schwettmann (3).....................................................           (34,375)            5,000
   Director

Robert G. Spencer (3)...........................................................           (34,375)            5,000
   Director

Non-Executive Officer Director Group (4 persons)................................   $      (137,500)           20,000

---------------------------------------

  (1) Future benefits under the Director Plan are not determinable because the value of options depends on the market price of the Company's Common Stock on the date of grant.

  (2) Indicates the difference between the exercise price at which shares were granted under the Director Plan and $12.625, the closing price of the Company's Common Stock on December 26, 1997, the last business day in fiscal 1997. However, none of the options were exercisable in 1997.

  (3) Option vests on the date of the Company's annual shareholder meeting in 2001.

                PROPOSAL NO. 6 -- RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP to audit the financial statements of the Company for the current fiscal year, which ends January 3, 1999. The Board of Directors recommends that shareholders vote "FOR" ratification of the selection of Ernst & Young LLP as the Company's independent auditors. In the event of a negative vote, the Board will reconsider its selection.

     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

                                OTHER INFORMATION

Security Ownership of Management

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the Record Date by (i) each director, (ii) each officer named in the Summary Compensation Table, and (iii) all directors and officers as a group:

                                                                                        Shares         Percentage
                                                                                     Beneficially     Beneficially
                                      Name                                            Owned (1)        Owned (2)
---------------------------------------------------------------------------------- --------------- -----------------
John C. East (3)................................................................           261,660        1.2%

Keith B. Geeslin (4)............................................................            16,617         *

Douglas D. Goodyear (5).........................................................            35,148         *

Esmat Z. Hamdy (6)..............................................................            51,779         *

Jos C. Henkens (7)..............................................................             6,922         *

Dennis F. Nye (8)...............................................................            56,128         *

Jeffrey M. Schlageter (9).......................................................            72,058         *

Frederic N. Schwettmann (4).....................................................            12,500         *

Robert G. Spencer (4)...........................................................            25,166         *

All Directors and Executive Officers as a Group (15 persons) (10)...............           686,799        3.2

---------------------------------------

  *      Less than one percent.

  (1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons and entities named in the table have sole voting and sole investment power with respect to all shares of Common Stock beneficially owned.

  (2) Calculated as a percentage of shares of Common Stock outstanding as of the Record Date.

  (3) Includes 143,000 shares issuable pursuant to stock options that are exercisable within 60 days after the Record Date.

  (4) Includes 12,500 shares issuable pursuant to stock options that are exercisable within 60 days after the Record Date.

  (5) Includes 34,998 shares issuable pursuant to stock options that are exercisable within 60 days after the Record Date.

  (6) Includes 12,724 shares issuable pursuant to stock options that are exercisable within 60 days after the Record Date.

  (7) Includes 3,125 shares issuable pursuant to stock options that are exercisable within 60 days after the Record Date.

  (8) Includes 50,937 shares issuable pursuant to stock options that are exercisable within 60 days after the Record Date.

  (9) Includes 10,875 shares issuable pursuant to stock options that are exercisable within 60 days after the Record Date.

  (10) Includes 421,404 shares issuable pursuant to stock options that are exercisable within 60 days after the Record Date.

Certain Transactions

     On July 24, 1997, the Company lent $349,000.00 to Robert J. Smith II and his spouse in connection with Mr. Smith's employment by Actel as Vice President of Software and the consequent relocation to California of Mr. and Mrs. Smith, who jointly and severally executed and delivered a full recourse promissory note to the Company. Under the terms of the promissory note, interest accrues every six months and upon any payment, whether at the stated maturity date or upon prepayment, at the rate of 5.98% per annum, and all accrued interest is added to the principal every six months. The principal, including all compounded interest, and all accrued interest thereon is due and payable on the earlier of
(i) thirty (30) days after the sale of the Smiths'  Austin,  Texas residence and
(ii) July 24, 2000. The largest aggregate indebtedness outstanding at any time during 1997 was $349,000.00, and the level of indebtedness currently outstanding is $359,435.10.

Executive Compensation

     Summary of Officer Compensation

     The following table sets forth information concerning the compensation of the Company's five mostly highly compensated executive officers for each of the last three completed fiscal years:

                                          Summary Compensation Table (1)
                                                                                                       Long Term
                                                                                                     Compensation
                                                                Annual Compensation                     Awards
                                                   ----------------------------------------------  -----------------
                                                                                                      Securities
                                                                                  Other Annual        Underlying
      Name and Principal Position          Year       Salary      Bonus (2)       Compensation          Options
----------------------------------------- -------  ------------  ------------  ------------------  -----------------
John C. East...........................    1997    $    319,731  $     36,323  $           0              90,000
   President and                           1996         278,609       237,375              0              60,000
   Chief Executive Officer                 1995         253,279        67,412              0             122,000

Douglas D. Goodyear....................    1997         199,987        18,888         71,608 (3)          31,250
   Vice President of                       1996         176,250       113,560         80,972 (4)          95,000
   Worldwide Sales

Esmat Z. Hamdy.........................    1997         212,908        21,517                             23,700
   Senior Vice President of                1996         192,167       129,765              0              49,613 (5)
   Technology & Operations                 1995         174,481        32,970              0              42,766

Dennis F. Nye..........................    1997         195,417        18,550         46,366 (6)          16,000
   Vice President of                       1996         178,333       120,270         79,877 (6)          71,188 (7)
   Strategic Accounts                      1995         148,583        32,640         71,227 (6)          42,000

Jeffrey M. Schlageter..................    1997         202,500        18,824                              9,000
   Senior Vice President of                1996         194,167       126,600              0              51,188 (5)
   Engineering and Corporate Programs      1995         179,300        36,480              0              42,000

---------------------------------------

  (1) Except as set forth in this table, there was no reportable compensation awarded to, earned by, or paid to the named executive officers in 1997.

  (2) The Company paid bonuses in the year following that in which the bonuses were earned.

  (3) Other compensation in 1997 related to expenses incurred in relocating to California, tax protection on non-deductible relocation expenses, and car allowance.

  (4) Other compensation related to expenses incurred in relocating to California, tax protection on non-deductible relocation expenses, a hire bonus, and car allowance.

  (5)    Includes 21,750 options granted in 1995 that were repriced in 1996.

  (6) Other compensation in 1997, 1996, and 1995 related to expenses incurred in relocating from the U.K. to the U.S. and living in the U.S., relocation bonuses, and tax protection on most of such compensation.

  (7)    Includes 41,750 options granted in 1995 that were repriced in 1996.

     Option Grants

     The following table sets forth certain information with respect to stock options granted during 1997 to each of the executive officers named in the Summary Compensation Table:

                                                Option Grants in Last Fiscal Year

                                                                                            Potential Realizable Value at Assumed
                                                                                          Annual Rates of Stock Price Appreciation
                                                 Individual Grants (1)                               for Option Term (2)
                                 -------------------------------------------------------  ------------------------------------------
                                                % of Total
                                  Number of     Granted to
                                 Securities     Employees      Per Share
             Name                Underlying     in Fiscal      Exercise      Expiration
                                 Options (3)       Year          Price          Date           0%            5%            10%
-------------------------------  ------------- ------------  -------------  ------------  ------------  -------------  -------------
John C. East.................      90,000 (4)       7.33%    $      16.375    07/03/07    $          0  $     926,833  $   2,348,778

Douglas D. Goodyear..........      31,250 (5)       2.55            16.375    07/03/07               0        321,817        815,548

Esmat Z. Hamdy...............      23,700 (6)       1.93            16.375    07/03/07               0        244,066        618,512

Dennis F. Nye................      16,000 (7)       1.30            16.375    07/03/07               0        164,770        417,561

Jeffrey M. Schlageter........       9,000 (7)       0.73            16.375    07/03/07               0         92,683        234,878

--------------------------------------------

  (1) The exercise price of these options is equal to the fair market value of the Company's Common Stock on the date of grant, as determined by the Company's Board of Directors. The options expire 10 years from the date of grant, are not transferable by the optionee (other than by will or the laws of descent and distribution), and are exercisable during the optionee's lifetime only by the optionee. To the extent exercisable at the time of termination, options may be exercised within 30 days following termination of the optionee's employment with the Company, unless termination is the result of total and permanent disability, in which case the options may be exercised at any time within six months following termination, or unless termination is the result of death, in which case the options become fully vested and may be exercised at any time within 12 months following death by the optionee's estate or a person who acquired the right to exercise the option by bequest or inheritance.

  (2) The 0%, 5%, and 10% assumed annual rates of appreciation are mandated by the rules of the SEC and do not represent the Company's estimate or projection of future Common Stock prices. The "potential realizable value" at the assumed rates of appreciation were calculated using the applicable exercise price as the base.

  (3) Options vest and are fully exercisable upon an involuntary termination "for cause," or a voluntary termination "for good reason," following a "change of control" of the Company.

  (4) Option begins vesting as to 30,000 shares on January 1, 1998, at the rate of 3,750 shares per quarter in 1998 and 1999. The remaining 60,000 shares vest 100% on August 1, 2001.

  (5) Option begins vesting as to 11,250 shares on January 1, 1998, at the rate of 937.5 shares per quarter in 1998, 1999, and 2000. The remaining 20,000 shares vest 100% on August 1, 2001.

  (6) Option begins vesting as to 3,700 shares on January 1, 1998, at the rate of 325 shares per quarter in 1998, 250 shares per quarter in 1999, and 350 shares per quarter in 2000. The remaining 20,000 shares vest 100% on August 1, 2001.

  (7)    Option vests 100% on August 1, 2001.

     Option Values

     The following table sets forth certain information concerning the number of options exercised during 1997 by the executive officers named in the Summary Compensation Table, as well as the number and aggregate value of shares covered by both exercisable and unexercisable stock options held by such executive officers as of December 28, 1997, the end of the fiscal year.

                                         Aggregated Option Exercises in Last Fiscal Year
                                                and Fiscal Year End Option Values

                                                                               Number of Securities        Value of Unexercised
                                                                              Underlying Unexercised      In-the-Money Options at
                                                                            Options at Fiscal Year-End      Fiscal Year-End (1)
                                                                            --------------------------  ----------------------------
                                                  Shares
                                                 Acquired        Value                        Not                          Not
                    Name                       On Exercise   Realized (2)   Exercisable   Exercisable    Exercisable   Exercisable
---------------------------------------------- ------------  -------------  ------------  ------------  -------------  -------------
John C. East................................              0  $           0       136,750       301,250  $     628,670  $     393,300

Douglas D. Goodyear.........................              0              0        26,250       100,000              0              0

Esmat Z. Hamdy..............................         14,200        161,560         8,700       103,792         17,875        186,831

Dennis F. Nye...............................              0              0        46,546        95,954        162,636        163,478

Jeffrey M. Schlageter.......................              0              0        45,624        88,189        231,066        180,315

--------------------------------------------

  (1) Calculated on the basis of the difference between the closing market price as of the fiscal year end ($12.625) and the exercise price.

  (2) Calculated on the basis of the difference between the closing market price as of the exercise date and the exercise price.

     Change-in-Control Arrangements

     The Company and its executive officers have entered into Management Continuity Agreements, which are designed to ensure continued service in the event of a "change of control." The Agreements provide for accelerated vesting of an officer's stock options if following a change of control the officer's employment is terminated other than for "cause" or the officer voluntarily terminates his or her employment "for good reason."

     The Board of Director's Compensation Committee has granted to the Company's executive officers options that vest six months after a "change of control."
These options are intended to approximate the benefit that the executive officers would receive if they were eligible under the Company's Employee Retention Plan. The Employee Retention Plan provides that all Company employees other than executive officers who hold unvested stock options under the Option Plan as of the date of any "change of control" of the Company shall receive, upon remaining in the employ of the Company for six months following the date of such change of control (or earlier, if terminated other than for "cause" prior to the end of such six month period), an amount equal to one-third of the aggregate "spread" on their unvested options as of the date of such change of control. Payment shall be made in common stock of the acquirer. For this purpose, the "spread" is defined as the difference between the change-of-control price and the option exercise price.

     "Change of control" is defined as (i) acquisition by any person of beneficial ownership of more than 30% of the combined voting power of the Company's then-outstanding securities; (ii) a change of the majority of the Board of Directors within a two-year period; (iii) the consummation of a merger or consolidation of the Company with any other corporation that has been approved by the shareholders of the Company, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent at least 50% of the total voting power represented by the voting securities of the Company or the surviving entity outstanding immediately after such merger or consolidation; or (iv) approval by the shareholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

Compensation Committee Report

     The following report is provided to shareholders by the members of the Compensation Committee of the Board of Directors.

     Background

     Since the Company's incorporation in 1986, the Compensation Committee, which is a standing committee of the Board of Directors, has been primarily responsible for establishing and reviewing the Company's management compensation policies. Since the Company's initial public offering in August 1993, the Compensation Committee has formally administered the Company's management compensation policies and plans, including the 1986 Incentive Stock Option Plan and the 1993 Employee Stock Purchase Plan. The Compensation Committee has the same authority as the Board to act on all compensation matters, except for actions requiring shareholder approval or related to the compensation of directors.

     No member of the Compensation Committee is a former or current officer or employee of the Company. The current members of the Compensation Committee are Jos C. Henkens, Frederic N. Schwettmann, and Robert G. Spencer. Mr. Henkens has been a member of the Compensation Committee since 1986, Mr. Schwettmann since 1993, and Mr. Spencer since 1989. Meetings of the Compensation Committee are attended by Michelle A. Begun, the Company's Vice President of Human Resources, who provides background and market information and makes executive compensation recommendations but does not vote on any matters before the Compensation Committee.

     Compensation Policy

     There are three major elements of the Company's executive compensation program. The first element is annual cash compensation in the form of base salary and incentive bonuses. The second element is long-term incentive stock options, which are designed to align compensation incentives with shareholder goals. The third element is compensation and employee benefits generally available to all employees of the Company, such as the 1993 Employee Stock Purchase Plan, health insurance, and a 401(k) plan.

     The Compensation Committee establishes the compensation of each officer principally by considering the average compensation for officers in similar positions with 20 companies in the semiconductor Software, and CAE industries that have annual revenues between $100 million and $999 million (the "Reference Group"). The purpose of monitoring the Reference Group is to provide a stable and continuing frame of reference for compensation decisions. Most of the companies in the Reference Group are included in the Nasdaq Electronic Component Stocks index (see "Company Stock Performance" below). The composition of the Reference Group is subject to change from year to year based on the Committee's assessment of comparability, including the extent to which the Reference Group reflects changes occurring within the Company and in the industry as a whole. The Company's policy is to have officer compensation near the average of the Reference Group.

     After analyzing Reference Group base salaries as compared with salaries of the Company's officers, the Compensation Committee determines an annual salary increase budget. In August 1997, the Committee approved base salary increases averaging approximately 6% for the Company's officers. The salary increase budget is then allocated among officers on the basis of individual performance (during the preceding 12 months) against objectives related to their respective areas of responsibility. Performance objectives are proposed by individual officers, negotiated by the executive staff, and approved by the Compensation Committee with the advice of the Chief Executive Officer.

     Under the Company's Executive Bonus Plan for 1997, incentive cash payments were based strictly on the Company's revenues and profits and the growth of the Company relative to its principal competitors. The revenue and profitability objectives and the "competitive adjustment" multiple were established in the Plan on a sliding scale, so that the percentage achievement of each, which could be higher or lower than 100%, was determinable objectively at the end of the year. For example, the "competitive adjustment" multiple would have been 150% if the Company had outgrown all of its principal competitors in 1997. The target bonus for an officer (other than the Chief Executive Officer) under the Plan was 40% of his or her base salary. The percentage achievement of the revenue and profitability objectives in 1997 together totaled approximately 68%. This sum was then multiplied by 20% to normalize the aggregate percentage achievement to the 40% bonus target. The product of these two percentages, which was approximately 13.6%, was then multiplied by the "competitive adjustment" multiple, which was 67% since the Company's growth was less than that of its three principal competitors in 1997. The result for 1997 was bonus payments to officers (other than the Chief Executive Officer) that averaged approximately 9.1% of base salary. Bonuses were paid under the Executive Bonus Plan in January of 1998. The Committee believes the bonus amount for 1997 was reasonable in light of the Company's operating results in 1997.

     The Company believes that executive officers should hold substantial, long-term equity stakes in the Company so that the interests of executive officers will coincide with the interests of the shareholders. As a result, stock or stock options constitute a significant portion of the compensation paid by the Company to its officers. After analyzing the practices of the Reference Group, the Compensation Committee determines an annual budget for option grants to the Company's employees and officers. In granting stock options to officers, the Compensation Committee considers a number of factors, such as the officer's position, responsibility, and equity interest in the Company, and evaluates the officer's past performance and future potential to influence the long-term growth and profitability of the Company. After taking these considerations into account, the Compensation Committee in 1997 granted options to purchase 90,000, 31,250, 23,700, 16,000, and 9,000 shares of Common Stock to Messrs. East, Goodyear, Hamdy, Nye, and Schlageter, respectively. All of such options were granted at an exercise price of $16.375 per share, which was the value of the Company's Common Stock on the date of grant.

     Compensation of Chief Executive Officer

     The Compensation Committee generally uses the same factors and criteria described above in making compensation decisions regarding the Chief Executive Officer. In 1997, Mr. East's annual base salary was adjusted from $300,000 to $318,000, an increase of 6%. The Compensation Committee believes this is an appropriate amount considering Mr. East's leadership and resulting influence over the Company's performance. Mr. East's 1997 bonus was determined under the Company's Executive Bonus Plan in the manner described above (except that his target bonus is equal to 50% of his base salary) and resulted in a payment of $36,323, or approximately 11% of his base salary.

     Deductibility of Executive Compensation

     Beginning in 1994, the Code limited the federal income tax deductibility of compensation paid to the Company's chief executive and to each of the other four most highly compensated executive officers. For this purpose, compensation can include, in addition to cash compensation, the difference between the exercise price of stock options and the value of the underlying stock on the date of exercise. The Company may deduct compensation with respect to any of these individuals only to the extent that during any fiscal year such compensation does not exceed $1 million or meets certain other conditions (such as shareholder approval). Considering the Company's current compensation plans and policy, the Company and the Compensation Committee believe that, for the near future, there is little risk that the Company will lose any significant tax deduction relating to executive compensation. If the deductibility of executive compensation becomes a significant issue, the Company's compensation plans and policy will be modified to maximize deductibility if the Company and the Compensation Committee determine that such action is in the best interests of the Company.

                                                         Jos C. Henkens
                                                         Frederic N. Schwettmann
                                                         Robert G. Spencer

Compensation Committee Interlocks and Insider Participation

     No member of the Compensation Committee is an officer or employee of the Company or any of its subsidiaries, and no officer or employee of the Company or any of its subsidiaries has served as a member of the Compensation Committee since the Company's initial public offering.

Company Stock Performance

     The following graph shows a comparison of cumulative total return for the Company's Common Stock, The Nasdaq Stock Market (US), and Nasdaq Electronic Component Stocks. In preparing the graph, it was assumed that (i) $100 was invested on July 31, 1993, in the Company's Common Stock (at the initial public offering price of $9.50 per share), The Nasdaq Stock Market (US), and Nasdaq Electronic Component Stocks and (ii) all dividends were reinvested.

                      Comparison of Cumulative Total Return

                                [GRAPHIC OMITTED]

                                       7/31/93  12/31/93  12/31/94  12/31/35  12/31/96  12/31/97
                                      --------  --------  --------  --------  --------  --------
Nasdaq Stock Market..................   $100      $110      $108      $153      $188      $230

Nasdaq Electronic Components Stocks..   $100      $117      $130      $215      $371      $389

Actel Corporation....................   $100      $121      $87       $113      $250      $133

The closing price of the Company's Common Stock on December 31, 1997, was $12.625. The closing price of the Company's Common Stock on March 23, 1998, was $14.125.

                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no additional reports were required, all directors and officers of the Company filed with the SEC on a timely basis all reports required by Section 16(a) of the Exchange Act during the Company's most recent fiscal year. To the Company's knowledge, the only beneficial owner of more than 10% of the Company's Common Stock during the Company's most recent fiscal year was Texas Instruments Incorporated (see "INFORMATION CONCERNING SOLICITATION AND VOTING -- Share Ownership" above).

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              David L. Van De Hey
                                              Secretary
Dated:  March 27, 1998

THE COMPANY WILL MAIL WITHOUT CHARGE TO ANY SHAREHOLDER UPON WRITTEN REQUEST A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 28, 1997, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULE AND A LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO INVESTOR RELATIONS, ACTEL CORPORATION, 955 EAST ARQUES AVENUE, SUNNYVALE, CALIFORNIA 94086-4533.

                                                                       Exhibit A

                          AGREEMENT AND PLAN OF MERGER

                                       OF

                                ACTEL CORPORATION
                              a Nevada corporation

                                       AND

                                ACTEL CORPORATION
                            a California corporation


     THIS AGREEMENT AND PLAN OF MERGER dated as of ____________, 1998 (the "Agreement") is between Actel Corporation, a Nevada corporation having its principal place of business at 955 E. Arques, Sunnyvale, CA 94086 ("Actel Nevada"), and Actel Corporation, a California corporation having its principal place of business at 955 E. Arques, Sunnyvale, CA 94086 ("Actel California"). Actel Nevada and Actel California are sometimes referred to herein as the "Constituent Corporations."

                                    RECITALS

     a. Actel Nevada is a corporation duly organized and existing under the laws of the State of Nevada and has an authorized capital of 65,000,000 shares, $0.001 par value, 60,000,000 of which are designated "Common Stock," and 5,000,000 of which are designated "Preferred Stock." As of __________, 1998, 100 shares of Common Stock were issued and outstanding, all of which were held by Actel California, and no shares of Preferred stock were issued and outstanding.

     b. Actel California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 35,000,000 shares, 30,000,000 of which are designated "Common Stock," and 5,000,000 of which are designated "Preferred Stock." One series of preferred stock of Actel California has been designated, namely, Series A Preferred Stock (the "Series A Preferred Stock"), consisting of 1,000,000 shares. As of March 23, 1998, 21,243,290 shares of Common Stock and no shares of Series A Preferred Stock were issued and outstanding.

     c. The Board of Directors of Actel California has determined that, for the purpose of effecting the reincorporation of Actel California into the State of Nevada, it is advisable and in the best interests of Actel California and its shareholders that Actel California merge with and into Actel Nevada upon the terms and conditions herein provided.

     d. The respective Boards of Directors of Actel Nevada and Actel California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective shareholders and executed by the undersigned officers.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Actel Nevada and Actel California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

I.   MERGER

     A. Merger. In accordance with the provisions of this Agreement, the Nevada General Corporation Law and the California General Corporation Law, Actel California shall be merged with and into Actel Nevada (the "Merger"), the separate existence of Actel California shall cease and Actel Nevada shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be Actel Corporation, and the surviving corporation shall be a Nevada corporation under the Nevada General Corporation Law.

     B. Filing and Effectiveness. The Merger shall become effective when the following actions shall have been completed:

          1. This Agreement and the Merger shall have been adopted and approved by the shareholders of each Constituent Corporation in accordance with the requirements of the Nevada General Corporation Law and the California General Corporation Law;

          2. All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

          3. Executed Articles of Merger meeting the requirements of the Nevada General Corporation Law shall have been filed with the Secretary of State of the State of Nevada; and

          4. An executed Agreement of Merger meeting the requirements of the California General Corporation Law shall have been filed with the Secretary of State of the State of California.

          The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

     C. Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of Actel California shall cease and Actel Nevada, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Actel California's Boards of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Actel California in the manner as more fully set forth in Section 92A.250 of the Nevada General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Actel California in the same manner as if Actel Nevada had itself incurred them, all as more fully provided under the applicable provisions of the Nevada General Corporation Law and the California General Corporation Law.

II.  CHARTER DOCUMENTS; DIRECTORS AND OFFICERS

     A. Articles of Incorporation. The Articles of Incorporation of Actel Nevada as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation.

     B. Bylaws. The Bylaws of Actel Nevada as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     C. Directors and Officers. The directors and officers of Actel California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

III. MANNER OF CONVERSION OF STOCK

     A. Actel California Common Stock. Upon the Effective Date of the Merger, each share of Actel California Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of Common Stock, $0.001 par value, of the Surviving Corporation.

     B. Actel California Options, Stock Purchase Rights and Convertible Securities. Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue any stock option plans and all other employee benefit plans of Actel California. As of the date hereof there are options outstanding under Actel California's stock option plans to purchase a total of _______ shares of Common Stock of Actel California. As of the date hereof, there are no other options, purchase rights for or securities convertible into either Common Stock or Preferred Stock of Actel California. Each outstanding and unexercised option to purchase Actel California Common Stock shall become an option to purchase the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of Actel California Common Stock issuable pursuant to any such option on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Actel California option at the Effective Date of the Merger.

          A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options equal to the number of shares of Actel California Common Stock so reserved immediately prior to the Effective Date of the Merger.

     D. Actel Nevada Common Stock. Upon the Effective Date of the Merger, each share of Common Stock, $0.001 par value, of Actel Nevada issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Actel Nevada, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

     E. Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Actel California Common Stock may, at such shareholder's option, surrender the same for cancellation to the transfer agent and registrar for the Common Stock of the Surviving Corporation, as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Common Stock of the Surviving Corporation's into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of Actel California Common Stock shall be deemed for all purposes to represent the number of shares of Common Stock of the Surviving Corporation's Common Stock into which such shares of Actel California Common Stock were converted in the Merger.

          The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of capital stock of the Surviving Corporation represented by such outstanding certificate as provided above.

          Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Actel California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

          If any certificate for shares of Actel Nevada stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Actel Nevada that such tax has been paid or is not payable.

IV.  GENERAL

     A. Covenants of Actel Nevada. Actel Nevada covenants and agrees that it will, on or before the Effective Date of the Merger:

          1. Qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably consent to service of process directed to it upon its designated agent as required under the provisions of Section 2105 of the California General Corporation Law;

          2. File any and all documents with the California Franchise Tax Board necessary for the assumption by Actel Nevada of all of the franchise tax liabilities of Actel California; and

          3. Take such other actions as may be required by the California General Corporation Law.

     B. Further Assurances. From time to time, as and when required by Actel Nevada or by its successors or assigns, there shall be executed and delivered on behalf of Actel California such deeds and other instruments, and there shall be taken or caused to be taken by Actel Nevada and Actel California such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Actel Nevada the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Actel California and otherwise to carry out the purposes of this Agreement, and the officers and directors of Actel Nevada are fully authorized in the name and on behalf of Actel California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     C. Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Actel California or Actel Nevada, or both, notwithstanding the approval of this Agreement by the shareholders of Actel California or by the sole stockholder of Actel Nevada, or by both.

          The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of California and Nevada, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class of shares or series thereof of such Constituent Corporation.

     D. Registered Office. The registered office of the Surviving Corporation in the State of Nevada is located at 402 N. Division Street, Carson City, Nevada 89703, and Roy L. Farrow is the registered agent of the Surviving Corporation at such address.

     E. Expenses. Each party to the transactions contemplated by this Agreement (including, without limitation, Actel California, Actel Nevada and their respective shareholders) shall pay its own expenses, if any, incurred in connection with such transactions.

     F. Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 955 E. Arques, Sunnyvale, CA 94086 and copies thereof will be furnished to any shareholder of either Constituent Corporation, upon request and without cost.

     G. Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Nevada and, so far as applicable, the merger provisions of the California General Corporation Law.

     H. Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement, having first been approved by resolutions of the Boards of Directors of Actel Nevada and Actel California, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.


ACTEL CORPORATION
a Nevada corporation


By:__________________________________
John C. East
President and Chief Executive Officer


ATTEST:


_____________________________________
David L. Van De Hey
Secretary



ACTEL CORPORATION
a California corporation


By:__________________________________
John C. East
President


ATTEST:


_____________________________________
David L. Van De Hey
Secretary



                                ACTEL CORPORATION
                            (California Corporation)

                              OFFICERS' CERTIFICATE


     John C. East and David L. Van De Hey certify that:

     1. They are the President and the Secretary, respectively, of Actel Corporation, a corporation organized under the laws of the State of California.

     2. The corporation has authorized two classes of stock, one designated "Common Stock" and the other designated "Preferred Stock." One series of Preferred Stock, designated Series A Preferred Stock (the "Series A Preferred Stock"), has been authorized.

     3. There were 21,243,290 shares of Common Stock and no shares of Series A Preferred outstanding as of the record date for the meeting of shareholders at which the Agreement and Plan of Merger attached hereto (the "Merger Agreement") was approved.

     4. The principal terms of the Merger Agreement were approved by the Board of Directors and by the vote of a number of shares of each class and series of stock that equaled or exceeded the vote required.

     5. The vote received was greater than a majority of the outstanding shares of Common Stock.

     6. John C. East and David L. Van De Hey further declare under penalty of perjury under the laws of the State of California that each has read the foregoing certificate and knows the contents thereof and that the same is true of their own knowledge.

     Executed in ____________, California on ___________, 1998.



_____________________________________
John C. East
President and Chief Executive Officer



_____________________________________
David L. Van De Hey
Secretary



                                ACTEL CORPORATION
                             (Surviving Corporation)

                              OFFICERS' CERTIFICATE


     John C. East and David L. Van De Hey certify that:

     1. They are the President and the Secretary, respectively, of Actel Corporation, a corporation organized under the laws of the State of Nevada.

     2. The corporation has authorized two classes of stock, one designated "Common Stock" and the other designated "Preferred Stock."

     3. There were 100 shares of Common Stock outstanding and entitled to vote on the Agreement and Plan of Merger attached hereto (the "Merger Agreement"). There are no shares of Preferred Stock outstanding.

     4. The principal terms of the Merger Agreement were approved by the Board of Directors and by the vote of a number of shares of each class and series of stock that equaled or exceeded the vote required.

     5. The percentage vote received was greater than a majority of the votes entitled to be cast by holders of outstanding shares of Common Stock.

     6. John C. East and David L. Van De Hey further declare under penalty of perjury under the laws of the State of Nevada that each has read the foregoing certificate and knows the contents thereof and that the same is true of their own knowledge.

     Executed in ______________, California on ____________, 1998.



_____________________________________
John C. East
President



_____________________________________
David L. Van De Hey
Secretary



                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS OF
                                ACTEL CORPORATION

                            To Be Held On May 22, 1998

                   PROXY SOLICIITED BY THE BOARD OF DIRECTORS


     The undersigned holder of Common Stock of Actel Corporation (the "Company") acknowledges receipt of the Company's "Notice of Annual Meeting of Shareholders" to be held May 22, 1998, and the accompanying Proxy Statement dated March 27, 1998 (the "Proxy Statement"), and, revoking any proxy heretofore given, hereby constitutes and appoints John C. East and Jos C. Henkens, and each of them individually, with full power of substitution, attorney and proxy to appear and vote all of the shares of Common Stock of the Company standing in the name of the undersigned at the 1998 Annual Meeting of Shareholders, and any adjournment thereof, as follows:

1.      To elect the following  named persons as directors of the Company:  John
        C. East, Jos C. Henkens, Jacob S. Jacobsson, Frederic N. Schwettmann, and Robert G. Spencer.

        FOR   ALL   NOMINEES    (except   as         AUTHORITY  WITHHELD TO VOTE
        indicated below                              FOR ALL NOMINEES

        To vote against or to withhold authority to vote for any nominee(s) for election, write the name(s) of such nominee(s) in the following space:

        -----------------------------------------------------------------------

        If an "against" vote is cast for any nominee, or if authority is withheld to vote for any nominee, indicated whether the proxy may vote for another nominee, in his discretion; or such vote(s) are cast for the following person(s):

        -----------------------------------------------------------------------

2.      To   approve   a   change   in   the        FOR      AGAINST     ABSTAIN
        Company's  state  of   incorporation
        from California to Nevada.

3.      To   approve   amendments increasing        FOR      AGAINST     ABSTAIN
        the number of shares Common Stock
        authorized for issuance under the
        Company's Articles of Incorporation.

4.      To approve  amendments  increasing          FOR      AGAINST     ABSTAIN
        the   number  of  shares  of  Common
        Stock  reserved for  issuance  under
        the Company's 1993 Emloyee Stock
        Purchase Plan.

5.      To approve an  amendment  increasing        FOR      AGAINST     ABSTAIN
        the   number  of  shares  of  Common
        Stock  reserved for  issuance  under
        the Company's 1993 Directors'  Stock
        Option Plan.

6.      To ratify the  selection  of Ernst &        FOR      AGAINST     ABSTAIN
        Young LLP as the Company's independent
        auditors.


THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND MAY REVOKED PRIOR TO ITS EXERCISE. This Proxy will be voted as directed, but if no direction is indicated, it will be voted for all nominees for director as set forth in Proposal 1 and for Proposals 2, 3, 4, 5, and 6. If any other business is presented to the 1998 Annual Meeting of Shareholders, this Proxy will be voted by those named in this Proxy in their best judgment.


                                         Dated____________________________, 1997


                                              ----------------------------------

                                              ----------------------------------
                                              Please   sign   EXACTLY   as  your
                                              name(s)  appear(s)  on the address
                                              label  used  to  mail  your  Proxy
                                              Statement. When shares are held by
                                              joint   tenants  or  as  community
                                              property,  both  should  sign.  If
                                              signing  as  attorney,   executor,
                                              administrator,     trustee,     or
                                              guardian,  please  give full title
                                              as such. If a corporation,  please
                                              sign  in  full  corporate  name by
                                              president   or  other   authorized
                                              officer. If a partnership,  please
                                              sign  in  partnership  name  by an
                                              authorized person.

                    PLEASE SIGN AND DATE YOUR PROXY AND RETURN
                      IT PROMPTLY IN THE ENCLOSED BUSINESS
                                 REPLY ENVELOPE.